UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 5, 2007
                Date of Report (Date of earliest event reported)

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                                ANTIGENICS INC.
             (Exact name of registrant as specified in its charter)


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          DELAWARE                   000-29089                   06-1562417
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

      162 Fifth Avenue, Suite 900
              New York, NY                                          10010
(Address of principal executive offices)                          (Zip Code)

                                  212-994-8200
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

          On June 5, 2007, Antigenics Inc. announced that GlaxoSmithKline ("GSK") has launched a Phase 3 clinical trial evaluating its investigational MAGE-A3 Antigen-Specific Cancer Immunotherapeutic
          (ASCI) in non-small cell lung cancer (NSCLC) - the largest trial ever conducted in lung cancer treatment. GSK's MAGE-A3 ASCI is delivered as a purified recombinant MAGE-A3 protein combined with GSK's proprietary adjuvant system containing Antigenics' QS-21 Stimulon(R) adjuvant, for which Antigenics will receive future milestone payments and product royalties upon successful development and commercialization. The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this current report on Form 8-K.


Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits

     The following exhibit is furnished herewith:

          99.1 Press Release dated June 5, 2007

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ANTIGENICS INC.

Date: June 5, 2007
                                            By:      /s/ Garo H. Armen
                                                     -----------------
                                                    Garo H. Armen, Ph.D.
                                            Chairman and Chief Executive Officer

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EXHIBIT INDEX


Exhibit No.      Description of Exhibit
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99.1             Press Release dated June 5, 2007